UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2018 (March 29, 2018)

WildHorse Resource Development Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37964	81-3470246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9805 Katy Freeway, Suite 400

Houston, TX 77024

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 568-4910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 29, 2018, WildHorse Resource Development Corporation (the “Company”), through its wholly owned subsidiary, WildHorse Resources II, LLC, a Delaware limited liability company, completed the previously disclosed sale of certain producing and non-producing oil and natural gas properties (including the Oakfield gathering system) in Harrison, Milam, Panola, Robertson, and San Augustine Counties, Texas and Bienville, Bossier, Cado, Claiborne, De Soto, Jackson, Lincoln, Ouachita, Red River, Sabine, and Webster Parishes, Louisiana to Tanos Energy Holdings III, LLC for a total net sales price of approximately $206.4 million (the “NLA Divestiture”), including $21.7 million previously received as a deposit and customary preliminary purchase price adjustments of $10.6 million primarily related to the net cash flows from the effective date to the closing date. This disposition does not qualify as a discontinued operation.

Item 7.01. Regulation FD Disclosure.

On March 29, 2018, the Company issued a press release announcing, among other things, the closing of the NLA Divestiture and 2018 financial and operational guidance. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information in this Item 7.01, including the attached Exhibit 99.1, is being “furnished” pursuant to General Instruction B.2 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Company filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet of the Company as of December 31, 2017 and the unaudited condensed consolidated pro forma statement of operations for the year ended December 31, 2017, including notes thereto, which gives effect to the NLA Divestiture, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated March 29, 2018

99.2	WildHorse Resource Development Corporation’s Unaudited Pro Forma Condensed Consolidated Financial Statements as of December 31, 2017 and for the year ended December 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

By:	/s/ Kyle N. Roane
Name:	Kyle N. Roane
Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: April 4, 2018

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